UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CONTEXTLOGIC INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, as specified in that certain Asset Purchase Agreement, dated February 10, 2024, by and among the Company, the Buyer and Qoo10 Pte. Ltd., a Singapore private limited company and parent of the Buyer:

(i)	Email to Full-Time Employees

(ii)	System Announcement to Merchants

(iii)	Merchant FAQs

(iv)	Employee FAQs

(v)	Email to Customers

(vi)	Email to Vendors

(vii)	Help Centre FAQs

(viii)	Transaction Infographic

(ix)	Net Operating Losses Infographic

(x)	Transcript of Transaction Call and Webcast

(xi)	Investor FAQs

(xii)	Note to Analysts

(xiii)	Social Media Post

Each item above was first used or made available on February 12, 2024.

From:	Joe
To:	all-users@contextlogic.com
Date/time:	Feb 12, 2024, 05:01 AM PT / 08:01 AM ET
Subject:	Wish Transaction Announcement

Dear Wish team,

Moments ago, we announced that we have entered into an agreement to sell substantially all of the operating assets and liabilities of ContextLogic Inc., principally comprising our Wish ecommerce platform, to Qoo10. This means that, upon closing of the transaction, the Wish brands, logistics infrastructure and technology will transition to new ownership. You can read our announcement here.

Based out of Singapore, Qoo10 is an ecommerce platform, operating localized online marketplaces in Asia. Through this transaction, substantially all of Wish’s assets will become a privately held entity within Qoo10’s portfolio. Like us, Qoo10 strives to provide buyers and sellers with a diverse and enjoyable shopping experience. Its platform has a rich assortment of products, live experiences and high quality merchants.

We expect to complete the transaction in the second quarter of 2024, subject to certain required closing conditions. Importantly, shareholders of Wish will be required to approve the transaction. If you hold ContextLogic shares, you will receive instructions on how to vote in the coming weeks.

We’ll be meeting later today to talk through this announcement and to answer any questions you have. Today is just the first step toward completing the transaction. It is business as usual at Wish, and we will continue to support our merchants and customers as we always do.

I also want to note that this announcement marks the conclusion of our Board of Directors’ comprehensive review process to evaluate a variety of opportunities to maximize value on behalf of shareholders. As many of you are shareholders – we believe this outcome provides a unique upside opportunity to maximize the value of your investment.

While the Wish ecommerce platform will become part of Qoo10, ContextLogic Inc. will remain publicly traded as it is today. Upon close, as ContextLogic will no longer have commercial operations, it does not expect to retain any of its employees full time. As part of the agreement, ContextLogic will begin trading under a new ticker symbol within 30 days of closing the transaction.

Importantly, ContextLogic Inc. will also retain what are known as Net Operating Loss (“NOL”) carryforwards. In short, the NOLs which Wish has accrued over the past few years, can be used to offset future tax obligations. The attached infographic provides further explanation of how these NOLs work and how they can benefit our shareholders.

I know this is a lot to take in, particularly as the transaction is quite complex. Within the next several weeks, you should expect to hear more about your future employment as part of Qoo10. In the meantime, I’m sure you will have lots of questions which we have tried to address in a short FAQ, accessible here.

Going forward, we will be sure you have the resources that you need to easily speak with merchants, customers and other external contacts. If you or the stakeholders you support have any questions, please do not hesitate to reach out to your team leaders.

We  also expect to provide timely updates around important milestones along the way. Should you receive any inquiries from investors or members of the media, please forward them to press@wish.com or ir@wish.com.

As part of Qoo10, without the public company reporting requirements that we have today, we expect Wish will have greater flexibility to execute on its strategy for growth, deliver more affordability and value for customers and generate new opportunities for merchants. You will shortly receive a calendar invitation to a Wish Town Hall where we will go over any questions you have. We will be sharing a recording of the Town Hall shortly afterwards for those unable to join.

Thank you for your continued hard work and dedication to Wish.

Sincerely,

Joe Yan

Chief Executive Officer

Additional Information and Where to Find It

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

To Our Valued Merchants:

We are writing with important news regarding Wish. Our parent company, ContextLogic, has just announced plans to sell the Wish e-commerce platform to Qoo10.

Qoo10 is an e-commerce platform based out of Singapore that operates localized online marketplaces in Asia. Like us, Qoo10 works with a wide range of merchants to provide users with a diverse selection of goods — from fashion and beauty to homeware and electronics. They understand the importance of delivering a smooth customer experience — for both users and merchants alike. They also recognize the importance of equipping merchants with the tools they need to perform well.

We expect the integrated platform to unlock new cross border e-commerce opportunities for merchants of all sizes upon close of the transaction. The Wish brand and platform that you are familiar with will still exist, but it will now be part of the Qoo10 family of businesses. We expect merchants to benefit as the Wish e-commerce platform grows under Qoo10’s ownership.

The transaction is expected to be completed in the second quarter of 2024, subject to certain required closing conditions. Until that time, it remains business as usual and we remain a separate, independent company from Qoo10. Your terms of service and Wish contacts remain the same. And once the transaction closes, we expect a seamless transition for all of our merchants.

To answer any initial questions you have regarding this announcement, please see our short FAQ: https://merchantfaq.wish.com/hc/en-us/articles/22867514549787.

Thank you for time and ongoing faith in Wish.

Additional Information and Where to Find It

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

1.	Who is Qoo10?

●	Qoo10 is a privately held ecommerce platform based out of Singapore that operates localized online marketplaces in Asia.

●	Like Wish, Qoo10 works with a wide range of merchants to provide users with a diverse selection of goods - from fashion and beauty to homeware and electronics.

●	Qoo10’s high-performing platform has a rich assortment of products, live experiences and best-in-class merchant relationships.

●	They understand the importance of delivering a smooth customer experience - for both users and merchants alike. They also recognize the importance of equipping merchants with the tools they need to perform well.

2.	When will the transaction be completed?

●	We expect to complete the transaction in the second quarter of 2024, subject to receipt of required approvals.

●	Until closing, Wish remains a separate, independent company and we are operating as usual.

●	Once the transaction is complete, Wish will be part of the Qoo10 platform, and we expect it will create new opportunities for our merchants over the long term.

3.	Will there be any immediate changes to how we work with Wish?

●	Until the transaction closes, it remains business as usual at Wish and your terms of service and Wish contacts remain the same.

●	Once the transaction closes, we expect a seamless transition for all of our merchants.

4.	Will our relationship change with Wish following the close of the transaction? Will Qoo10 change the terms of my current agreement with Wish?

●	Upon close, we expect the integrated platform to unlock new cross border ecommerce opportunities for sellers and merchants of all sizes.

●	The Wish brand and platform that you are familiar with will still exist but it will be part of the Qoo10 family of businesses. We expect merchants to benefit as the Wish ecommerce platform grows under Qoo10’s ownership.

5.	Will the Wish brand and platform change following the close of the transaction?

●	Qoo10 intends to maintain the Wish brand and platform. After closing, the Wish platform will be part of the Qoo10 family of businesses and we expect merchants to benefit as the Wish ecommerce platform grows under Qoo10’s ownership.

6.	Will there be an opportunity for me to become a Qoo10 merchant and tap into Qoo10’s user base?

●	The details around how the two businesses will integrate have not yet been finalized.

Additional Information and Where to Find It

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Qoo10 Transaction

1.	What did we announce?

●	We announced that we have entered into an agreement to sell substantially all of the operating assets and liabilities of ContextLogic Inc, principally comprising our Wish ecommerce platform, to Qoo10.

●	This means that, upon closing of the transaction, our ecommerce platform, including the Wish brands, logistics infrastructure and technology, will transition to new ownership.

2.	Why is ContextLogic pursuing this sale to Qoo10?

●	This announcement follows a thorough review of strategic alternatives by the ContextLogic Board of Directors.

●	As part of its review, the Board evaluated a variety of potential outcomes, including various sale alternatives.

●	Ultimately, the Board determined that the proposed sale of our operating assets and liabilities, while preserving approximately $2.7 billion in NOLs (net operating loss), represented the best path forward for shareholders to maximize value.

3.	Who is Qoo10 and why does it want to buy Wish?

●	Based out of Singapore, Qoo10 is an ecommerce platform, operating localized online marketplaces in Asia.

●	Like us, Qoo10 strives to provide buyers and sellers with a diverse and enjoyable shopping experience.

●	Its high-performing platform has a rich assortment of products, live experiences and best-in-class merchants.

●	Qoo10’s founder and CEO, Young Bae Ku, has over 20 years of experience in launching and building regional ecommerce platforms. We believe the Qoo10 team are incredibly excited about potential growth opportunities for the Wish platform.

4.	What does the sale mean for me?

●	This announcement is just the first step toward completing the transaction, which we expect to occur in the second quarter of 2024.

●	Until then, Wish remains a separate, independent company, and we will continue to support our merchants and customers as we always do. We will be sure you continue to have the resources you need to deliver for our merchants and customers.

●	Upon close, our ecommerce platform, including the Wish brands, logistics infrastructure and technology will transition to Qoo10. ContextLogic Inc., our parent company, will remain a publicly traded business.

●	As ContextLogic will no longer have commercial operations, it does not expect to retain any of its employees full time upon close.

●	We expect to have more details that we can share on what the integration process will look like in the coming weeks.

5.	Will there be any layoffs as a result of this transaction?

●	We have only just announced this transaction, and there is a lot of work to do between now and when it closes.

●	In a transaction of this nature, we expect there will be overlap in certain roles and responsibilities. We understand this may create uncertainty, but please be assured all employees will be treated with respect throughout this process.

●	As we begin and progress the integration planning, we will provide you with more details about what to expect

●	Until the close of this transaction, we will continue to operate as a separate, independent company.

6.	Will any employees stay with ContextLogic upon close?

●	Upon close, as ContextLogic will no longer have commercial operations, it does not expect to retain any of its employees full time.

●	To the extent employees are offered employment at Qoo10 and do not accept it, we do not expect there to be a full-time position remaining at ContextLogic once the transaction closes.

7.	How does this transaction impact my benefits, compensation and 401(k)?

●	We do not expect any immediate impacts to pay or benefits.

8.	What happens to my Restricted Stock Units (RSUs)?

●	While Wish’s assets will become a privately held part of Qoo10’s portfolio, ContextLogic will remain as a publicly traded entity.

●	Any unvested RSUs that you currently hold will be accelerated and will fully vest upon close of the transaction, subject to your continued employment in good standing through the closing date. Vested RSUs will be settled in shares of ContextLogic Inc. stock.

●	Once the transaction is complete, the Board intends to use the proceeds from the transaction to help monetize its NOLs.

●	The objective is for the future company to have the strategic and financial flexibility to maximize the value of your investment as a shareholder.

●	Upon the close, you will continue to hold any shares of our common stock that you have previously received in settlement of your vested RSUs.

9.	What will happen with the Employee Stock Purchase Plan?

●	If the transaction closes before May 20, 2024 (the last day of the current six-month purchase period), the Board will choose a date that is at least five days prior to the close to terminate the purchase period and refund any unused contributions to participants, without interest.

●	If the transaction closes on or after May 20, 2024, then shares will be purchased in the normal course on May 20, 2024 (the regularly scheduled purchase date). Immediately after the purchase of such shares, the ESPP will be suspended and it will subsequently terminate.

●	No new purchase periods will commence under the terms of the ESPP, and participants may not take action to increase their elections to purchase shares under the ESPP.

●	Upon the close, you will continue to hold any shares of our common stock that you have previously purchased under the ESPP.

10.	What will happen with my visa status?

●	Qoo10 will do what it can to honor and assist with any visa related matters.

11.	Will Wish employees be offered any equity in the new company?

●	Qoo10 is a privately held company and any equity component in Qoo10 post-closing will be at Qoo10’s discretion.

12.	How will the Board composition be impacted by this news?

●	This announcement is just the first step toward completing the transaction.

●	We will continue to operate as usual, and there will be no immediate changes to the composition of our Board.

13.	How will the management team be impacted by this news?

●	This announcement is just the first step toward completing the transaction.

●	We will continue to operate as usual, and there will be no immediate changes to the composition of our management team.

●	Upon close, as ContextLogic will no longer have commercial operations, it does not expect to retain any of its employees full time.

14.	Does this announcement impact existing projects we are working on?

●	This announcement is just the first step toward completing the transaction.

●	It is business as usual for all of us at Wish, and you should continue to advance your respective projects.

●	Until the transaction closes, Wish is open for business, and we will continue to support our merchants and customers as we always do.

●	We will be sure you continue to have the resources you need to deliver for our merchants and customers.

15.	How will Wish operate as part of Qoo10?

●	Qoo10 will operate Wish as a separate portfolio company in the U.S., maintaining its brand.

16.	When will we vote on the transaction?

●	Importantly, shareholders of Wish will be required to approve and adopt the agreement.

●	If you hold ContextLogic shares, you will receive instructions on how to vote in the coming weeks.

17.	When will the sale be completed?

●	We expect to complete the transaction in the second quarter of 2024, subject to the approval of ContextLogic shareholders and other customary closing conditions.

Additional Information and Where to Find It

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Dear Valued Customer,

Thank you for your email. I understand the announcement has raised a few questions for you as a loyal Wish customer. Please know that Wish is continuing to operate as usual and the customer experience will not change as a result of this news.

After the transaction closes, Wish’s platform will join Qoo10’s family of businesses. We are excited by this news, and hope you are too!

You’ll be hearing more from Qoo10 over the coming months. But in the meantime, you can continue to shop our great range of goods at unbeatable prices.

Best wishes,

Wish Customer Support

Additional Information and Where to Find It

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Subject: Wish Transaction Announcement

To Our Partners and Vendors:

I am writing to share that ContextLogic Inc. has announced plans to sell the Wish ecommerce platform to Qoo10.

Qoo10 is a privately-held ecommerce platform based out of Singapore that operates localized online marketplaces in Asia. Like us, Qoo10 strives to provide buyers and sellers with a diverse and enjoyable shopping experience. Importantly, they understand the importance of a visually appealing interface for merchants and how to leverage user data to better connect merchants with users as they search for bargains.

As a valued partner to Wish, I want to let you know that we expect this transaction will provide new opportunities and growth for the Wish ecommerce platform. As a result, we expect partners and vendors may see some benefits as well.

For now, however, there are no changes in how we are conducting our business, and we expect a seamless transition to the Qoo10 portfolio once the transaction closes. The transaction is expected to close in the second quarter of 2024, subject to certain required closing conditions.

We hope you share our excitement about this transaction, and the opportunities it presents for our partners, merchants and users.

Thank you for your support and continued partnership.

(name)

Additional Information and Where to Find It

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

1.	Is Wish still in business?

●	Wish is operating as usual and there is no change to its platform or day-to-day operations.

2.	Will I still get my order?

●	Yes. Wish is operating as usual and there is no change to its platform or day-to-day operations.

3.	Can I still place an order on the Wish platform?

●	Yes. Wish is operating as usual and there is no change to its platform or day-to-day operations.

4.	What happens to the Wish Cash that I currently own?

●	As of now, this announcement has no impact on your Wish Cash and you can continue to use it.

5.	When will the acquisition of Wish be completed?

●	The transaction is expected to be completed in the second quarter of 2024, subject to certain required closing conditions.

6.	Will there be any immediate changes to how I work with Wish and current orders?

●	Wish is operating as usual and there is no change to its platform or day-to-day operations.

Additional Information and Where to Find It

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

ContextLogic

Protecting Value and Upside for Shareholders

ContextLogic Selling Substantially All Operating Assets and Liabilities Associated with Wish to Qoo10 for ~$173 Million[1] in Cash

Qoo10

Singaporean e-commerce platform, operating localized online marketplaces in Asia

+

wish

Assets & Liabilities

E-Commerce Platform

Technology

Talent

Thorough Review Process Leading to Transaction

~4 Month Evaluation

~40 Partners Contacted

ContextLogic

Remaining a Publicly Traded Company:

All Current Shareholders Can Retain Investment After Closing to Participate in Upside Potential

~$173M[1] Cash

~$2.7B NOLs

1. **Announce Transaction** February 12, 2024
2. **File Proxy Statement**
3. **Hold Special Meeting to Approve Transaction**
4. **Close of Transaction** Q2 2024

Tanzeen Syed
Chairman of the Wish Board

[1] *Subject to certain purchase price adjustments*

ContextLogic

Realizing the Value of Net Operating Losses ("NOLs")

ContextLogic, the parent company of Wish, has entered into an agreement to sell substantially all of the operating assets and liabilities, principally comprising its Wish e-commerce platform, for approximately $173 million[1] in cash.

How do NOLs work to Drive Future Value?

What are NOLs?

- NOLs are an accounting term. Over recent years, ContextLogic's losses have exceeded its income. The result is called a Net Operating Loss ("NOL").

What is a NOL Carryforward?

- U.S. tax laws allow companies reporting a net operating loss to deduct those losses from future years' profits. As a result of the losses ContextLogic has recorded in prior years, we now have ~$2.7 billion worth of NOLs. As ContextLogic acquires new assets and generates profit, it will be able to offset up to $2.7 billion in future tax obligations on its income.

For Illustrative Purposes Only
With NOLs
Without NOLs
+
Net
Income
(After Tax)
−
Years

Why does ContextLogic want to preserve these NOLs?

- The ~$2.7 billion of NOLs represent a massive value opportunity to ContextLogic shareholders. The Board intends to explore the opportunity for a financial sponsor to help ContextLogic realize the value of its tax assets.

How will ContextLogic recognize the value of its NOLs?

- Going forward, as ContextLogic executes its growth strategy, the Board of Directors will allocate capital – including any additional value yielded from the NOLs – to generate the highest return for investors.

[1] *Subject to certain purchase price adjustments*

ContextLogic (Transaction Announcement)

February 12, 2024

Corporate Speakers:

●	Tanzeen Syed; ContextLogic; Chairman of Board of Directors

●	Rishi Bajaj; ContextLogic; Independent Director of the Board

●	Joe Yan; ContextLogic; Chief Executive Officer

●	Ralph Fong; ContextLogic; Director of Investor Relations

Participants:

●	Kunal Madhukar; UBS; Analyst

●	Laura Champine; Loop Capital; Analyst

PRESENTATION

Operator: Good morning and welcome to the ContextLogic Transaction Call and Webcast.

Currently, all callers have been placed in a listen-only mode. Following management’s prepared remarks, the call will be open to analysts’ questions. If you would like to ask a question at that time, please press star 1 on your telephone keypad. If you need to remove yourself from the queue, press star 2. To get to as many questions as time permits, we ask that you please limit yourself to one question and one follow-up. At any time, if you should need operator assistance, press star 0. Please be advised that today’s call is being recorded.

I will now turn the call over to Ralph Fong, Director of Investor Relations at ContextLogic. Thank you. You may begin.

Ralph Fong: Thanks, Todd.

Good morning, everyone. I’m Ralph Fong, Director of Investor Relations. Welcome to ContextLogic’s conference call to discuss the announcement we made this morning that ContextLogic will be selling substantially all of its assets to Qoo10.

Providing remarks on the call today are Tanzeen Syed, Chairman of the Board of Directors, Rishi Bajaj, an Independent Director of the Board, and our CEO, Joe Yan. They, along with our CFO and COO, Vivian Liu, will be available for questions during the Q&A session on the call today.

Questions may be submitted in writing via the webcast portal. We have allotted 30 minutes for today’s call. In the event we do not get to your questions, an investor FAQ will be made available on our website.

Supplemental information has also been posted to our investor relations website for reference.

The remarks made today include forward-looking statements regarding the proposed transaction and related matters, including among other matters, the transaction timeline, the impact of the transaction on shareholder value and to drive strategic growth, and our ability to utilize NOLs and other tax attributes.

Our actual results may differ materially from the results implied by these forward-looking statements if certain risks materialize or assumptions prove incorrect. Forward-looking statements involve risks and uncertainties which are described in our periodic and other reports filed with the SEC. Any forward-looking statements that we make on this call today are based on our beliefs and assumptions today and we disclaim any obligation to update them.

With that, I will now turn the call over to Wish’s Chairman, Tanzeen Syed.

Tanzeen Syed: Thanks Ralph, and thank you all for joining us today.

When the Board embarked on a review of strategic alternatives last November, we were committed to leaving no stone unturned. We also heard from shareholders the desire to identify a path to enhance and ultimately maximize value.

With the assistance of outside financial and legal advisors, we undertook a comprehensive review of our business, conducted outreach to nearly 40 potential partners, did a deep dive into our standalone prospects and evaluated all strategic options that were available to the Company. The conclusion of our months-long process resulted in the transaction we announced this morning that ContextLogic will sell substantially all of its operating assets and liabilities, primarily comprising our Wish ecommerce platform, to Qoo10.

Qoo10 is a privately-held Singapore-based ecommerce platform operating localized online marketplaces in Asia. The Board believes this transaction will effectively reduce the cash burn in the remaining business entity to near zero, monetize its operating assets at the highest value possible, preserve $2.7 billion of NOLs and protect value for shareholders.

Let me run through the high-level details of the transaction structure before turning it over to Rishi to talk a bit more about why the Board believes this transaction is the best path forward for Wish. Joe will then share his perspective on how the deal with positively affect Wish users and merchants as part of the Qoo10 portfolio.

Turning to the transaction. As I mentioned, ContextLogic has agreed to sell substantially all of its operating assets and liabilities, principally comprising our Wish ecommerce platform, to Qoo10 for a total consideration of approximately $173 million. These assets include the Wish platform, technology, logistics infrastructure, data capabilities and branding as well as cash on the balance sheet. The purchase price reflects cash and marketable securities, less settlement of liabilities, ongoing operating losses and other costs and expenses associated with the transaction and post-closing integration.

The resulting purchase price is $173 million, which is subject to certain cash adjustments, and represents a 44% premium to our current equity position. In making our determination, the Board received significant guidance on the value and use cases for the NOLs to create future shareholder value. The Wish Board believes that pursuing an asset sale that preserves the value of the NOL is preferable to an equity sale in which the NOL would have no value to the buyer and would have essentially canceled the value of this asset.

In connection with the transaction, the Board also intends to explore the opportunity for a financial sponsor to help the Company realize value from its NOLs.

Let me now turn it over to Rishi to talk more about the Board’s process. Rishi?

Rishi Bajaj Thanks, Tanzeen. I am Rishi Bajaj, the most recently appointed independent director of the Wish Board. I am also the Co-Founder, President and Chief Investment Officer of Altai Capital Management, an independent, value-oriented private investment firm focused on both credit and equity opportunities.

I joined the Board at the end of November and spent my first days getting up to speed on the Company and the work that was being conducted by the Board and our advisors, and the alternatives being considered. I was encouraged to see that prior to my joining the Board, the Company’s financial advisors reached out to nearly 40 potential parties and was working very hard to consummate a value maximizing transaction.

Early in my tenure on the Board, we brought in additional advisors to help us better assess the standalone prospects of the business under various scenarios. These encompassed selling parts of the business and/or scaling-down the business dramatically and harvesting the operations. We also evaluated the value of non-core assets, including the Company’s sizeable tax assets. I believe the Board and management team did a fantastic job under challenging circumstances to maximize value for shareholders and arrive at the best possible answer.

We engaged for months with Qoo10 around diligence and over the past several weeks, discussed a number of alternative transaction structures in the course of our negotiations. Ultimately, the Board determined that the agreed upon transaction structure, which provides cash to the continuing entity while preserving approximately $2.7 billion of NOLs, was superior to any potential structure and consideration presented in our negotiations.

This transaction with Qoo10 provides a go-forward entity with cash and the ability to preserve the value of the NOLs, which the Board determined was the superior to a cash transaction that would not preserve the NOLs.

Furthermore, this structure provides the opportunity to work with a financial sponsor in order to maximize the value of the NOL while consuming very little cash, if any, in the process. If the outcome of that process does not result in anything, we will promptly return the cash to shareholders.

Tanzeen is right when he says the Board and its advisors left no stone unturned. All together, we believe we will be able to achieve maximum value for our investors over the long term in excess of today’s valuation.

I’ll now turn it over to Joe. Joe?

Joe Yan: Thanks Rishi. In our engagement with Qoo10, they have expressed excitement over the potential synergies this combination will create, specifically with regard to our logistic capabilities, customer and merchant base, and the technology.

By integrating the Wish platform into Qoo10, we will be creating a true global cross-border ecommerce platform to support the massive demand we are seeing in the market. Upon close, the new Wish platform will have an improved customer experience through increased product assortment and merchant selection. And for our merchants, we will be able to offer fully integrated logistical capabilities to deliver unmatched cost-efficient services with high quality control and transparency.

All that said, today is just the first step in this process. We expect to complete the transaction in the second quarter of this year, subject to the approval of our shareholders and other customary closing conditions.

In the coming weeks, we’ll be engaging directly with many of our shareholders to discuss the significant upside potential of this transaction, any future investment by a strategic partner, and why this is the best path forward for Wish shareholders to realize the value of their investment. We remain committed to connecting value-conscious consumers to merchants around the world. That’s what our team is focused on today - and that’s what the Wish team will continue to do as part of the Qoo10 portfolio of companies after completing this transaction.

Now, I will turn it back to Tanzeen. Tanzeen?

Tanzeen Syed: Thank you, Joe. On behalf of the Board, I want to thank you all for joining the call today. We look forward to engaging with many of you in the coming weeks and continuing the dialogue around this value creating transaction. We’ll now open the call up for questions.

QUESTIONS AND ANSWERS

Operator: At this time, if you wish to ask a question please press star 1 on your telephone keypad. You may remove yourself from the queue by pressing star 2. Again, please limit yourself to one question and one follow-up. Our first question will come from Kunal Madhukar with UBS. Please go ahead.

Kunal Madhukar: Hi, thanks for taking my question. The first would be, how does the Section 382 limitations impact NOL use? And how are you thinking in terms of the valuation that you may get for the NOLs?

Tanzeen Syed: Thank you for that question. Rishi, do you want to take this one?

Rishi Bajaj: Yes, sure. Obviously, 382 limitations means that we can’t have a change of control. So, we put a tax preservation plan in place in order to ensure that we don’t experience a change of control. I think that there are other case studies out there where companies have maximized the value of the NOL. We have worked with our advisers. We continue to work with our advisers to maximize the value of NOL. And more to come on that soon.

Kunal Madhukar: Got it. We’ll look at the case study. Now, one of the things that one of the documents kind of mentioned is that you will acquire a non-ecommerce asset in order to maximize this NOLs. How does that – how would that kind of work? And why a non-ecommerce asset?

Rishi Bajaj: It could be a non-ecommerce asset, it could be anything. I think that the reality is with maximizing the value of the NOL is that you are trying to combine the tax asset with a tax-inefficient business and whatever that might be. There are a number of ways we could pursue the monetization of an NOL. And again, more on that. The Board’s working really hard. We are closing this transaction and I think the next step is to focus on the NOL, which we think has significant value.

Kunal Madhukar: Got it, thank you so much.

Operator: Thank you. Our next question comes from Laura Champine with Loop Capital, please go ahead.

Laura Champine: Thanks for taking my question. Just in -- once again, trying to get a sense around the valuation of the NOLs. I mean, what’s the time period that you think you’ll need to recognize their value?

Rishi Bajaj: I think that, again, we are working really hard with our advisors to try to monetize that NOL. And I think the key takeaway is that if we can’t find the right outcome, we’re going to return cash to shareholders. So, this gives us the opportunity to realize that value and, if we can’t, we’re going to do the right thing for shareholders and return cash. But we don’t intend on utilizing much cash, if any, as we explore those opportunities.

Laura Champine: Understood. Is there a timeframe that you would use to explore those opportunities before you made that final decision of whether or not you expected to be able to utilize those NOLs?

Rishi Bajaj: I think it’s an ongoing question that we’re evaluating, and we’ll continue to evaluate it. I think that if you see, I joined the Board two months ago, and I think the Board in the midst of that was engaged in the process. We tried expeditiously to get to this answer and we’re going to use the same sense of urgency with respect to the NOLs.

Laura Champine The breakup fee appears, to us, small, relative to the value of the NOLs, assuming that they could be utilized. Is there anything special about this particular combination that should help you along in that process of monetizing the NOLs?

Tanzeen Syed: I’ll take that, Rishi. I think when we think about the value of the NOLs and this transaction, I think it’s helpful to consider these two separate transactions and to a certain extent, independent. The operating assets and liabilities of the Company will go with Qoo10, who we think is a great acquirer for the Company and will serve our customers and our employees in the best way possible going forward. And as Rishi mentioned, separately, we will pursue every avenue to monetize the value of the NOLs, but I would consider them independent transactions.

Laura Champine: Got it. So, the public entity will no longer own the ecommerce platform? Or maybe help me understand the way this works.

Tanzeen Syed: That is correct. You should think about the public company as effectively just owning an asset that is the NOLs and all the operating assets and liabilities will be part of Qoo10 going forward.

Laura Champine: Understood, thank you.

Operator: Thank you. I will now turn the call back over to Ralph as the Company will be answering questions submitted through the webcast portal.

Ralph Fong Thanks, Todd. We are compiling questions now into buckets. Let’s see. The first big bucket question is around strategic alternatives. What other alternatives had the Board considered as part of its review? Tanzeen, would you like to take that one?

Tanzeen Syed: Sure, Ralph. I would say the Board conducted an incredibly thorough review of the alternatives. We engaged with outside financial and legal advisors to provide us with counsel and direction in terms of paths that we could undertake.

As part of this review, we evaluated a number of different outcomes, including various sale alternatives as well as very structural alternatives and liquidation alternatives.

Ultimately, the Board determined that the proposed sale of our operating assets and liabilities, while preserving the almost $2.7 billion in NOLs that we’ve referenced earlier in the call, represents the best path forward for shareholders to maximize value from our current situation.

We intend to provide very detailed updates and description on the process when we file our proxy statement, which we expect to file in the coming weeks.

Ralph Fong: Great. Thanks, Tanzeen. Next is similar to the first line of questions. How is this transaction superior to a whole company sale for cash that gets distributed to shareholders? What other options were evaluated?

Rishi Bajaj: Yes. Thanks, Ralph. I’m going to take this one.

Yes, the Board obviously evaluated a lot of alternatives, and this was the most superior alternative available. I mean, I think the most important thing is that this transaction preserves the $2.7 billion of NOLs, which are a significant asset for shareholders, and we want to monetize those assets, so I think this is the right thing for shareholders.

Ralph Fong: Great. And we are getting some questions about whether you can share more about the strategic investment and the partners you’re talking to. Tanzeen, would you like to take this question?

Tanzeen Syed: Our focus has been on making sure that we get to an expeditious outcome for our operating assets and liabilities while preserving the value of the NOLs. I think with this transaction announcement that we have achieved that. I think we now have further clarity on the path forward, which will allow us to engage with a number of financial partners and strategic partners on the value of the NOLs.

We will continue those conversations in the near term, and we’ll update as we have critical information through those conversations as they come up.

Ralph Fong: Thank you. And we have a lot of employees on the call with fellow shareholders and who are also asking questions, which include, what is Qoo10’s objective for the Wish platform? Similarly, how will this benefit merchants as well as users? Joe, do you want to take that one?

Joe Yan: Yes, thanks Ralph. This is Joe. I’m going to take this one. So, Qoo10 is an ecommerce platform. So, based out of Singapore. So, it operates localized online marketplace in Asia. So, like us, right, so Qoo10 strives to provide buyers and sellers with a diverse and enjoyable shopping experience. Its platform has a rich assortment of products, life experiences and high-quality merchants, just like what I share in the call earlier, right? So, in our engagement with Qoo10 they have expressed excitement over the potential synergies with this combination, specifically with regards to our logistic capabilities customer and merchant base and technology.

So, by integrating the Wish platform into Qoo10, we will be creating a true global cross-border ecommerce platform to support the massive demand we are seeing in the market.

Speaking of Qoo10’s founder and CEO, Mr. Ku Young Bae, he has over 20 years of experience in launching and building regional ecommerce platforms, so the Qoo10 team is also incredibly excited about potential growth opportunity for the Wish platform.

Ralph Fong: Thanks, Joe. I want to make sure we have some time to answer questions around the NOLs and NOL rights plan. Specifically, shareholders are asking why you’ve implemented an NOL Rights Plan?

Tanzeen, would like to take that question?

Tanzeen Syed: The NOL rights plan simply protects the Company’s ability to use the potential NOLs in the future. I think there was a question earlier about sort of Section 382 and how that falls into it. And I think that’s who shareholders should view the Rights Plan. It simply protects the value of the NOLs going forward.

Ralph Fong: And also, NOLs, what are the tax conditions for maintaining the NOLs? What are some of the risks to losing those? Rishi, do you want to take that one?

Rishi Bajaj: Yes, sure. As Tanzeen mentioned, under Section 382, we can’t experience an ownership change. So, we put a tax preservation plan in place in order to ensure that we don’t experience that ownership change. So, we have our advisers, we’re working very hard with them to make sure that we retain the value of those NOLs that we worked so hard to preserve. And I also want to note that we’re going down this process of monetizing the NOL. But if we are unable to do that, we are going to promptly return cash to shareholders.

So, I think those two points should be noted that, one, we’re going to do everything we can to preserve the value of the NOLs – we obviously think that we will retain the value of those NOLs. And if we can’t find a use for them, we will return cash to shareholders.

Ralph Fong: Got it, and we also got a live question in the queue, and I’m going to ask this question as it’s written. How long of a process do you intend to pursue monetizing of the NOLs after the close of the asset sale? And what cash burn may be required to obtain a monetization?

Rishi, would you like to talk to that?

Rishi Bajaj: Yes, sure. I mean, as I said and I’ll say it again, we are endeavoring to monetize those NOLs. We’re going to do it in a very expeditious fashion and we’re going to work as hard as we can, and we have a sense of urgency to go do that. We don’t expect to spend any cash really as we do that. So, the going forward entity is going to have cash on its balance sheet. That’s really the only asset it will have in addition to the NOL. There will be very little, if any, SG&A, so we don’t expect to spend any of that cash really.

Tanzeen, I don’t know if you want to supplement that at all?

Tanzeen Syed: No, I think that covers a lot of it. I think the goal is for the remaining operating entity, as Rishi mentioned, to be as lean as cash efficient as possible. I would consider a de minimis operating expense relative to the value of the transaction. And in addition to that, we will move fast. And in case we cannot find a value enhancing transaction for shareholders, the objective will be to return substantially the vast majority of the cash that we raised in the transaction directly to shareholders.

Ralph Fong: Thank you, Tanzeen. And with that, we will conclude the question-and-answer portion of our call. And yes, thank you all for joining us.

Operator: This does conclude today’s ContextLogic Transaction Call and Webcast. You may disconnect your line and close your webcast browser at this time, and have a wonderful day.

 Additional Information and Where to Find It.

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation.

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

1.	What did Wish announce?

●	We announced that ContextLogic has entered into an agreement to sell substantially all of its operating assets and liabilities, principally comprising the Wish ecommerce platform, to Qoo10.

●	This means that, upon closing of the transaction, the Wish ecommerce platform, including the Wish brands, logistics infrastructure and technology, will transition to new ownership.

●	ContextLogic will continue to be publicly traded and the Board believes this transaction will effectively reduce the cash burn in the remaining business entity to near zero, monetize Wish’s operating assets at the highest value possible, and preserve value for shareholders.

2.	What alternatives did the Board consider as part of its review?

●	The Board conducted a thorough review of strategic alternatives with the assistance of outside financial and legal advisors.

●	As part of this review, the Board evaluated a variety of potential outcomes, including various sale alternatives.

●	Ultimately, the Board determined that the proposed sale of its operating assets and liabilities, while preserving the approximately $2.7 billion in U.S. Federal Net Operating Loss (“NOL”) carryforwards, represented the best path forward for shareholders to maximize shareholder value.

3.	Why are shareholders not receiving the cash proceeds from the sale?

●	The Board has a fiduciary duty to its shareholders and determined that this transaction is the best path forward to maximize shareholder value.

●	This transaction structure allows ContextLogic to preserve the value of its NOLs, which the Board determined was superior to a cash transaction that would not preserve the NOLs.

4.	Can shareholders elect to receive cash for their investment upon close?

●	No. Upon completion of the transaction, ContextLogic will remain a publicly traded entity and shareholders are able to buy and sell shares as they can today.

●	After closing, ContextLogic will be debt-free and retain certain assets, including net cash from the sale and approximately $2.7 billion of NOLs.

●	The Board intends to use the NOLs to offset future obligations.

5.	As of September 30, 2023, Wish had $492 million on its balance sheet. Why is the purchase price $173 million?

●	The purchase price reflects the value of the assets, less liabilities.

●	The agreed upon purchase price of $173 million represents a value of $6.50 per share, or a premium of 44% to the Company’s closing stock price on February 9, 2024, the last trading day prior to the announcement of the transaction.

6.	What are ContextLogic shareholders being asked to approve?

●	ContextLogic shareholders are being asked to approve the transaction with Qoo10.

●	Additional details will be included in the proxy materials with respect to the transaction to be distributed to shareholders in the coming weeks, including instructions on how to vote your shares at a special meeting of ContextLogic shareholders.

●	Assuming the receipt of shareholder approval, we expect the transaction to close in the second quarter of 2024.

Additional Information and Where to Find It

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Subject Line: WISH: Investor Call at 9:00 AM ET to Discuss Transaction

Good morning, (name)

ContextLogic Inc. has just announced that its Board of Directors (the “Board”) has unanimously approved an agreement to sell substantially all of its operating assets and liabilities, principally comprising its Wish ecommerce platform, to Qoo10, an ecommerce platform operating localized online marketplaces in Asia, for approximately $173 million in cash, subject to certain purchase price adjustments. The purchase price represents approximately $6.50 per share and an approximately 44% premium to ContextLogic’s closing stock price on February 9, 2024, the last trading day prior to announcing the transaction.

Following closing of the transaction, ContextLogic will have limited operating expenses and a balance sheet that will be debt-free, with net cash proceeds from the asset sale, approximately $2.7 billion of Net Operating Loss (“NOL”) carryforwards and certain retained assets. The Board intends to use the proceeds from the transaction to help monetize its NOLs. The Board also intends to explore the opportunity for a financial sponsor to help ContextLogic realize the value of its tax assets. If the ContextLogic Board does not identify opportunities that will allow it to effectively monetize the value of its NOLs to the benefit of shareholders, it intends to promptly return all capital to shareholders. The Company’s press release can be found {HYPERLINK “https://ir.wish.com/news-releases/news-release-details/contextlogic-announces-agreement-sell-substantially-all”}.

CONFERENCE CALL

Importantly, we will be hosting a public investor conference call at 9:00 a.m. ET / 6:00 a.m. PT today. Your questions will be prioritized on today’s call. Please use the following instructions to join the call via phone:

Participant Only Dial-In Information:

Participant Toll-Free Number: 800-343-4849 Primary

Participant Direct/International Number: 203-518-9848 Alternate

Conference ID: 634067

Note that the dial-in details are for sell-side analysts only. Please do not forward to the buy-side and/or retail community.

Additionally, please do not join via the webcast link in the press release. As we are allowing investors to submit questions via the webcast link provided in the press release, we wanted to ensure your questions are prioritized and that you can speak directly to the Board and management on the call.

The Company expects to complete the transaction in the second quarter of 2024, subject to the approval of ContextLogic’s shareholders and other customary closing conditions. The transaction is not subject to any financing contingency. As part of the agreement, ContextLogic will begin trading under a new ticker symbol within 30 days of the closing of the transaction.

We will be available after the call to answer additional questions you may have, so please let us know and we can schedule.

Best,

Ralph

Additional Information and Where to Find It

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Post to LinkedIn

Exciting News! [🎉]

Today, @Wish’s parent company ContextLogic announced plans to sell the Wish ecommerce platform to Qoo10.

What is Qoo10?

[✅] A Singaporean-based e-commerce platform that operates localized online marketplaces in Asia.

[✅] They strive to provide buyers and sellers a diverse and enjoyable shopping experience.

What does this mean for our Wish fans?

[✅] We are operating as usual until the transaction closes.

[✅] Once all the legal docs have been finalized, Qoo10 will be looking at the best ways to integrate the two companies in a way that benefits Wish merchants and users 💪.

We are excited about this opportunity, and thank our employees, partners, and customers for being a part of our Wish journey!

Read more 👉 here

#Ecommerce #WishExperience

Additional Information and Where to Find It

In connection with the proposed acquisition of substantially all of the assets of ContextLogic Inc., a Delaware corporation (the “Company”), by Qoo10 Inc., a Delaware corporation (the “Buyer”), other than the Company’s federal income tax net operating loss carryforwards and certain other tax attributes, pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated February 10, 2024, by and among the Company, the Buyer and Qoo10 PTE. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the transactions contemplated by the Agreement (the “Transactions”). Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Transactions. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: Ralph Fong.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the Transactions. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the Transactions, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Information regarding the Company’s directors and executive officers, their ownership of Company stock, and the Company’s transactions with related parties is contained in the sections entitled “Directors, Executive Officers, and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000114036123010911/ny20006182x2_def14a.htm), in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023012442/wish-20230410.htm), and in the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001822250/000095017023067343/wish-20231129.htm). To the extent holdings of Company securities by the directors and executive officers of the Company have changed from the amounts of securities of the Company held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 or Forms 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and related oral statements the Company, the Parent or the Buyer may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  For example, (1) conditions to the closing of the Transactions may not be satisfied, (2) the timing of completion of the Transactions is uncertain, (3) the business of the Company may suffer as a result of uncertainty surrounding the Transactions, (4) events, changes or other circumstances could occur that could give rise to the termination of the Agreement, (5) there are risks related to disruption of the management’s attention from the ongoing business operations of the Company due to the Transactions, (6) the announcement or pendency of the Transactions could affect the relationships of the Company with its clients, operating results and business generally, including on the ability of the Company to retain employees, (7) the outcome of any legal proceedings initiated against the Company, the Parent or the Buyer following the announcement of the Transactions could adversely affect the Company, the Parent or the Buyer, including the ability of each to consummate the Transactions, and (8) the Company may be adversely affected by other economic, business, and/or competitive factors, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of the Company on file with the SEC. Neither the Company nor the Parent or the Buyer undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company, the Parent or the Buyer and/or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.